VONTOBEL


Annual Report to Shareholders 2001


              Vontobel U.S. Value Fund
              Vontobel International Equity Fund
              Vontobel Eadtern European Equity Fund



Vontobel Funds, Inc.

Vontobel Asset Management, Inc.
450 Park Avenue                                       Telephone 1-212-415-7000
New York, N.Y.10022                                     Telefax 1-646-840-5893


Dear Shareholders:

     The Vontobel US Value Fund appreciated 2.9 percent in 2001, while the S&P 500 declined nearly 11.9 percent. Just after the September 11th attacks, the Fund's 16 percent outperformance was as much as 20 percent. Nevertheless, Information Technology and Consumer Staples, two market sectors traditionally well under represented in the fund, rallied strongly late in the year while the fund remained unchanged.

     The Vontobel US Value fund has been almost fully invested since the value style hit its market low in March 2000. However, given the about-face in market psychology on the assumption that a meaningful economic recovery is all but inevitable in 2002, we sold or trimmed several of our more economically sensitive issues into strength when several price targets were able to be attained quite rapidly. Advertising agency Interpublic was sold entirely and Disney was cut in half. California Center Bank was eliminated as well to make way for better opportunities. Disappointing CVS drugstores rallied off its lows and was sold. CVS lowered its growth expectations going forward and we don't find their explanations terribly convincing given how well their main competitor, Walgreens, appears to be doing. In other words, our belief in the sustainability of these positions fulfilling our investment goals is waning. This has always been one of our principal rationales for the sale of an existing position. Another more positive and frequent reason for selling is that price targets are met.

     Although the Fund has appreciated 39 percent over the past two years (vs. the market's negative 20 percent), we believe that an equally weighted basket of stocks in our portfolio is still at least twenty percent under valued today. Twenty percent may not sound like much, but relative to five percent risk free interest rates and more moderate equity market returns foreseen by some market strategists; this may in fact be quite a generous potential return.

     We are bottom-up stock pickers and spend most of our time searching for better companies in better businesses and trying to be vigilant enough to purchase these outstanding equities should their prices become severely discounted in the market. We leave economic and stock market forecasts to experts of a different kind. It is interesting to note however, that both stock guru Warren Buffett and bond guru Bill Gross of PIMCO have recently made public predictions that call for single digit equity market returns for the next several years.

     Basically, both men have observed that historically, corporate profits as a percentage of GDP have tended to remain in a relatively constant band and that corporate profits grow close to the rate of nominal GDP growth over time. They believe that in a rather low inflation world where the excesses of the recently burst technology bubble are still being worked off, nominal GDP growth may approach 4-5 percent. Market multiples (price earnings ratios) tend to be inversely related to inflation, but with inflation already extraordinarily low at 1-2 percent and P/Es already extraordinarily high by historical standards, the multiple paid for future earnings is not apt to expand much. In fact, there is a risk that the market P/E could contract. Lastly, to compute our total return forecast, we need to account for corporate dividends. Currently, the dividend yield of the market is low at about 1 percent.

     In the long run, stock prices tend to follow earnings, but with a likely 4-5 percent corporate profit growth, a 1 percent dividend yield and little or no help from the multiple applied to corporate earnings, market watchers come up with rather "uninteresting" prospective returns of 6-7 percent per year for the next several years. This may not sound as exciting as the outsized returns garnered in the bubble years of the late 90's, but with inflation at less than 2 percent, real inflation adjusted equity returns of about 5 percent or more aren't bad. Furthermore, for stock pickers like ourselves, this may be an ideal environment because we believe that by focusing on a select group of undervalued stocks and constructing a portfolio that looks nothing like the market, we should be able to do considerably better than the Index. We believe the Fund's record of cumulatively beating the market over the last ten years by a margin of 18 percent has proved that we can add value. For this reason, a portfolio like ours that may be "only" 20 percent undervalued relative to a real market return of maybe 5-6 percent, suddenly doesn't sound so bad after all, does it? We wanted to put this possible scenario in front of you because we believe market expectations should be lowered relative to "the good old days", and that in fact, what seems like a little may actually be a lot.

     The Fund is still dominated by companies in the financial sector and we are prepared to hold them whether interest rates bottom out or start rising again, because none of our financial stocks have ever been a play on falling interest rates. We can not predict as to whether the economy will be booming or busting or whether interest rates will be rising or falling and we do not trust economists to consistently make correct macro calls of this nature either. Most of our financials are in fact "growth" financials whose businesses have the potential to do well in a variety of interest rate environments (Fannie Mae and Freddie Mac for example). We are maintaining our large overweight in property and casualty insurance stocks because insurance premiums are rising nicely. Although new capital is being raised to enter the business we don't think it will be sufficient to abort the pricing upturn for some time.

     Given the rally in the overall equity market since September, we find that our list of "hot pursuit" stocks has diminished greatly, but we are looking at companies such as Iron Mountain (data storage), Moody's, IMS Health (previously owned) and are trying to decide whether we should make Aflac a more meaningful position given their exposure to the fragile Japanese economy.

     We look forward to the opportunities and challenges the market may present us as we move forward into 2002. Our long term shareholders can rest assured that we will continue to employ the same disciplined investment approach that we have for over ten years now, whether our style is in favor or not. We do so because the approach makes sense to us and it has provided us, in the long term, with above market returns with considerably lower risk than the market. In the short run, which can mean two days or two years, stock prices as reflected in the equity market and fundamental business value (intrinsic value) can be wildly different. It is this occasional divergence between market price and intrinsic value that we seek to arbitrage, but to do so takes constant vigilance, and most important of all, patience.

Edwin Walczak, Fund Manager
January 2002

COMPARRISON OF $10,000 INVESTMENT IN
VONTOBEL U.S. VALUE FUND VS. S&P 500*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(begin graph)

                        Vontobel                S & P
                        U.S. Value              500
Date                    Fund                    Index
---------               ------------            ------------
3/30/90                 10,000                  10,000
12/31/90                 9,011                   9,990
12/31/91                12,371                  13,034
12/31/92                14,343                  14,027
12/31/93                15,205                  15,440
12/31/94                15,208                  15,644
12/31/95                21,347                  21,523
12/31/96                25,887                  26,465
12/31/97                34,770                  35,295
12/31/98                39,883                  45,377
12/31/99                34,270                  54,924
12/31/00                46,327                  49,924
12/31/01                47,756                  43,989

(end graph)
-------------------------------------------------------------------------------

Past Performance is not predictive of future performance.

*The Standard & Poor's 500 Index (the "S&P 500") is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends an distributions and are expressed in US$.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the fund's performance.)

        -------------------------------------------------------------
        Average Annual Total Returns for Periods ended December 31, 2001
                                            Since
                                            Inception
                1 Year   5 Years  10 Years  03/30/90
                ------   -------  -------   --------
                 3.08%    13.03%   14.46%    14.21%

   Performance figures assume the reinvest of all dividends and distributions
        -------------------------------------------------------------

Vontobel U.S. Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001

-------------------------------------------------------------------------------

Number
of                                                                     Market
Shares            Security Description                                 Value
---------        ----------------------------                         --------
                  Common Stock:                         99.35%

                  Banking:                               8.63%
 28,200           Corus Bankshares Inc.                             $1,280,280
 78,800           Golden West Financial Services                     4,637,380
 35,000           Wells Fargo & Company                              1,520,750
                                                                    -----------
                                                                     7,438,410
                                                                    -----------
                  Beverages:                             1.64%
 31,300           Anheuser Busch Inc.                                1,415,073
                                                                    -----------

                  Diversified Financial Services:       17.33%
 93,724           Fannie Mae                                         7,451,058
114,400           Freddie Mac                                        7,481,760
                                                                    -----------
                                                                    14,932,818
                                                                    -----------

                  Food-Retail:                           1.51%
 19,200           Hershey Foods Corp.                                1,299,840
                                                                    -----------

                  Insurance-Diversified:                 3.69%
 40,000           American International Group                       3,176,000
                                                                    -----------

                  Metal Fabrication/Hardware:            4.13%
237,000           Watts Industries "A"                               3,555,000
                                                                    -----------

                  Life & Health Insurance:               4.51%
 42,900           Torchmark Corp.                                    1,687,257
 83,036           UnumProvident  Corp.                               2,201,284
                                                                    -----------
                                                                     3,888,541
                                                                    -----------
                  Media:                                 9.06%
 68,000           Disney Walt Co.                                    1,408,960
 31,600           Gannett Co., Inc.                                  2,124,468
 36,900           Knight-Ridder, Inc.                                2,395,917
  3,540           Washington Post Co Class B                         1,876,200
                                                                    -----------
                                                                     7,805,545
                                                                    -----------
                  Multiline Insurance:                  20.28%
    141           Berkshire Hathaway, Inc.  "A" *                   10,659,600
 37,900           Markel Corp.*                                      6,808,735
                                                                    -----------
                                                                    17,468,335
                                                                    -----------
                  Property/Casualty Insurance:          23.75%
 41,000           ACE Ltd.                                           1,646,150
 76,400           The Chubb Corp.                                    5,271,600
158,450           Cincinnati Financial Corp.                         6,044,868
 89,100           IPC Holdings, Ltd.                                 2,637,360
173,625           Old Republic International Corp.                   4,863,236
                                                                    -----------
                                                                    20,463,214
                                                                    -----------
                  Specialty Insurance:                   4.82%
 22,900           Aflac Inc.                                           562,424
 82,300           Mercury General Corp.                              3,593,218
                                                                    -----------
                                                                     4,155,642
                                                                    -----------
                  Total Investments:
                  (Cost: $71,764,524)**                 99.35%     $85,598,418
                  Other assets, net                      0.65%         558,636
                                                       ------------------------
                  Net Assets                           100.00%     $86,157,054
                                                       ========================
 * Non-income producing
**Cost for Federal income tax purposes is $71,764,524 and net unrealized appreciation consists of:


                  Gross unrealized appreciation               $14,146,094
                  Gross unrealized depreciation                  (312,200)
                                                              ------------
                  Net unrealized appreciation                 $13,833,894
                                                              ============

See Notes to Financial Statements

Vontobel U.S. Value Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

------------------------------------------------------------------------------

Assets
Investments at value (identified cost of $71,764,524)
  (Notes 1& 4)                                                     $85,598,418
   Receivables:
      Capital stock sold                                  $204,505
      Dividends                                             87,104
      Investments sold                                   4,229,772
                                                        -----------
                                                                     4,521,381
   Prepaid assets                                                       19,346
                                                                    -----------
Total Assets                                                        90,139,145
                                                                    -----------
Liabilities
Cash overdraft                                                       3,594,141
   Payables:
      Capital stock redeemed                               290,051
      Investment management fees                            82,838
                                                          ---------
                                                                       372,889
Accrued expenses                                                        15,061
                                                                     ----------
Total Liabilities                                                    3,982,091
                                                                     ----------

Net Assets                                                         $86,157,054
                                                                   ============
Net Asset Value, Offering and Redemption Price Per Share
($86,157,054 / 4,338,126 shares outstanding)                            $19.86
                                                                       ========
At December 31, 2001, there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                 $72,796,661
   Net unrealized appreciation on investments                       13,833,894
   Accumulated net realized loss on investments                       (473,501)
                                                                   ------------
   Net Assets                                                      $86,157,054
                                                                   ============

See Notes to Financial Statements

Vontobel U.S. Value Fund

STATEMENT OF OPERATIONS
YEAR ENDING DECEMBER 31, 2001

-------------------------------------------------------------------------------

Investment Income

Income:
   Dividend                                            $1,527,651
   Interest                                                78,235
                                                        ---------
   Total income                                                     $1,605,886
                                                                    -----------
Expenses:
   Investment management fees (Note 3)                  1,167,082
   Recordkeeping and administrative services
       (Note 3)                                           247,270
   Shareholder servicing and reports (Note 3)             181,173
   Transfer agent fees (Note 3)                           230,597
   Custodian and accounting fees (Note 4)                 117,508
   Filing and registration fees (Note 3)                   27,784
   Legal and audit fees                                    64,883
   Other                                                   85,922
                                                        ---------
   Total expenses                                                    2,122,219
                                                                     ---------
   Net investment loss                                                (516,333)
                                                                     ---------

Realized and Unrealized Gain (Loss) on Investments
   Net realized gain on investments                                  6,317,785
   Net change in unrealized appreciation on investments             (4,652,531)
                                                                    -----------
   Net gain on investments                                           1,665,254
                                                                    -----------
   Net increase in net assets resulting from operations             $1,148,921
                                                                    ===========

See Notes to Financial Statements

Vontobel U.S. Value Fund

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------

                                                     Years ended December 31,
                                                      2001             2000
                                                  -------------  --------------
OPERATIONS
   Net investment income (loss)                   $(516,333)           $143,698
   Net realized gain (loss) on investments        6,317,785          (3,954,975)
   Change in unrealized gain on investments      (4,652,531)         25,841,599
                                                 -----------        ------------
   Net increase in net assets resulting from
     operations                                   1,148,921          22,030,322

DISTRIBUTION TO SHAREHOLDERS FROM (Note 5)
Net investment income ($.02 and, $--
   per share, respectively)                       (144,492)                 -
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     resulting from capital share
     transactions*                               (52,085,237)        43,727,477
                                                 -----------       ------------
   Net increase (decrease) in net assets         (51,080,808)        65,757,799
   Net assets at beginning of year               137,237,862         71,480,063
                                                 -----------       ------------
NET ASSETS at end of year                        $86,157,054       $137,237,862
                                                 ===========       ============

*A summary of capital share transactions follows:


                                         Years ended December 31,
                                       2001                   2000
                               -------------------------------------------
                               Shares       Value      Shares      Value
                              -------      -------    -------     --------
Shares sold                    723,921   $14,670,583   5,596,406  $95,542,721
Shares redeemed             (3,501,910)  (66,755,820) (3,489,781) (51,815,244)
                            ----------   -----------  -----------  -----------
Net increase (decrease)     (2,777,989) $(52,085,237)  2,106,625  $43,727,477
                            ===========  ============  ==========  ===========

See Notes to Financial Statements

Vontobel U.S. Value Fund

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                               Years ended December 31,
                                       ------  ------  ------   ------   ------
                                        2001     2000    1999     1998    1997
                                       ------   ------  ------   ------  ------
Per Share Operating Performance
Net asset value, beginning of year     $19.29   $14.27  $16.73  $16.51  $13.78
                                       ------   ------  ------  -------  ------
Income from investment operations
   Net investment income (loss)         (0.12)    0.02    0.07    0.22    0.10
   Net realized and unrealized gain
    (loss) on investments                0.71     5.00   (2.42)   2.06    4.61
                                       ------   ------  ------   ------  ------
Total from investment operations         0.59     5.02   (2.35)   2.28    4.71
                                       ------   ------  ------   ------  ------
Less distributions
   Distributions from net investment
    income                              (0.02)      -    (0.11)  (0.16)  (0.10)
   Distributions from realized gain
    on investments                        -         -      -     (1.90)  (1.88)
                                        -----    ------  ------  ------  ------
Total distributions                     (0.02)      -    (0.11)  (2.06)  (1.98)
                                        -----    ------  ------  ------  ------
Net asset value, end of year           $19.86   $19.29   $14.27  $16.73  $16.51
                                        =====    =====    =====  ======  ======

Total Return                            3.06%   35.18%  (14.07%) 14.70%  34.31%

Ratios/Supplemental Data
Net assets, end of year (000's)       $86,157 $137,238 $71,480 $200,463 $203,120
Ratio to average net assets - (A)
   Expenses - (B)                       1.75%    1.75%    1.87%   1.46%    1.61%
   Expenses - net (C)                   1.75%    1.75%    1.87%   1.45%    1.58%
   Net investment income               (0.43%)   0.23%    0.40%   0.93%    0.72%
Portfolio turnover rate                66.44%  103.76%   66.62% 122.71%   89.76%

     (A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, and 0.02% in 1997.

     (B)Expense ratio has been increased to include additional custodian fees in 1998 and 1997 which were offset by custodian fee credits.

     (C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio has increased by .29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. See Note 2 to the financial statements. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements

Vontobel U.S. Value Fund

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2001

-------------------------------------------------------------------------------

     NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Vontobel U.S. Value Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     The  investment  objective  of the  Fund is to  achieve  long-term  capital
returns  of  the  broad   market  by  investing   in  a   continuously   managed
non-diversified portfolio of U.S. equity securities.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards available to offset future capital gains, if any, of $473,501 which expires in 2008.

     C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

     D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



     NOTE 2- CHANGE IN ACCOUNTING PRINCIPLE - As required effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began crediting redemption fees to paid in capital. Prior to January 1, 2001 the Fund used redemption fees to reduce operating expenses. The cumulative effect of the accounting change had no impact on total net assets of the Fund. However, the net expense ratio for the year ended December 31, 2001 increased by .29% as a result of the change.

     NOTE 3-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. In the interest of limiting expenses of the Fund, VUSA has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, VUSA has agreed to waive or limit its fees and to assume other expenses so that the total annual operation expenses are limited to 1.75% of average daily net assets. This limit does not apply to interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of business.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $258,139 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $126,485 for its services for the year ended December 31, 2001.

     To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than three months. Such fees amounted to $363,031 for the year ended December 31, 2001, and are recorded as additions to paid in capital.

     Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

     NOTE 4-INVESTMENTS-Purchases and sells of securities other than short-term notes aggregated $79,702,871 and $115,239,055, respectively.


     NOTE 5-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL-Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.



The tax character of distributions paid during 2001 and 2000 was as follows:

Distributions paid from:                               2001               2000
                                                       ----               ----
  Ordinary income                                 $  144,492           $    --
                                                   =========          =========
As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward                $   (473,501)
Unrealized appreciation                    13,833,894
                                        -------------
                                         $ 13,360,393
                                         ============

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Value Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 18, 2002

VONTOBEL INTERNATIONAL EQUITY FUND
ANNUAL REPORT 2001

-------------------------------------------------------------------------------

Dear Shareholders:

     The Vontobel International Equity Fund produced a negative return of (29.17%), trailing the Morgan Stanley Capital International's EAFE Index by 7.73% for the year ending December 2001. International growth investing has been under pressure since December 1999 due to price earnings multiple contractions. Since then, the Fund has lost a total of 10 percent against the MSCI EAFE but our quality growth investment process has paid off in the long-term. The Fund outperformed the benchmark by 80 basis points over five years and nearly 2 percent over ten years.

     The cosmic convergence which gave us the internet boom, a surge in Y2K computer equipment spending, the promise of 3G and the explosion in telecom and media was still unwinding from a heady bubble economy. Stress fractures that emerged in March 2000 as a result of highly speculative markets gave way to full cracks and eventual collapses as price multiples contracted and earnings dried up. Already fragile markets compounded with accounting irregularities, corporate failures such as Enron, terrorism and the threat of a protracted war and we have a recipe for severe market corrections. Just as a virtuous cycle brings prosperity to the masses, the ensuing vicious cycle wreaks havoc on those same beneficiaries. Companies that could not hire workers fast enough while being flooded with cheap capital were suddenly implementing severe layoffs to stabilize cost while easy capital evaporated. Well-established businesses with strong financials were able to fend for themselves in this sobering environment but weaker players with flawed business models quickly disappeared. This consolidation process is actually healthy as it mimics Darwin's natural selection process where the fittest companies survive.

     Reflecting on our first year's performance in the new millennium, we have isolated several areas that attributed to our underperformance against the benchmark. One detractor of performance was our lack of emerging markets exposure which rallied approximately 25 percent in the last quarter of 2001. The largest negative contributor to returns was Japan. Japan has been particularly hard hit as they continue to suffer from an under-capitalized banking system with some of the largest banks rumored to be insolvent. Further pressure resulted from an ill-fated worldwide recession and the subsequent negative impact on corporate profitability from declining exports. Our caution with regard to the Japanese economy, rising bankruptcies and bad debt did not shield us from the precipitous drop in stock prices. Credit rating agencies lowered their ratings for the country in this quarter due to rising government debt. Collectively, these factors have created a vicious cycle for the Japanese economy as they experience a deflationary spiral. The Japanese government has a long and narrow path to walk if they intend to turn its economy around. Fast restructurings, systematic tax system reforms and deregulation are needed for what appears will be a lengthy and difficult process. At this point we anticipate further reducing our exposure to Japan because it is difficult to foresee any economic recovery in the near future. The Yen fell to a three-year low against the US dollar after Japanese Finance Minister Masajuro Shiokawa called on the Bank of Japan to increase liquidity in the banking system in order to help resuscitate the world's second largest economy. The Fund was hedged 25 percent against the weak Yen which ultimately improved our performance as it mitigated the damage from currency translation. Key beneficiaries are exporters as a softening Yen makes their products cheaper abroad. As a result, they have become the targets of monetary policies for igniting growth. We do own solid franchises such as Honda, which actually added value to total returns last year. Major detractors from performance include Nomura Securities as the securities sector is under heavy scrutiny to be downgraded by credit rating agencies. NTT DoCoMo was also a big disappointment as the promise and allure of 3G has been substandard, both in terms of roll-out and magnitude. We anticipate reducing these positions in the near future.

Fabrizio Pierallini, Fund Manager
January 2002

COMPARRISON OF $10,000 INVESTMENT IN
VONTOBEL INTERNATIONAL EQUITY FUND VS.
MSCI EAFE* INDEX FROM 7/6/90**

-------------------------------------------------------------------------------
(begin graph)

                Vontobel
                International           MSCI
                Equity                  EAFE
Date            Fund                    Index
--------        ----------             ----------
7/6/90          10,000                  10,000
12/31/90         8,709                   8,725
12/31/91         9,984                   9,815
12/31/92        14,218                   8,653
12/31/93        13,463                  11,503
12/31/94        17,464                  12,431
12/31/95        19,068                  13,867
12/31/96        22,265                  14,750
12/31/97        22,475                  15,054
12/31/98        23,181                  18,116
12/31/99        24,339                  23,058
12/31/00        26,519                  19,791
12/31/01        18,762                  15,092

(end graph)
-------------------------------------------------------------------------------

Past Performance is not predictive of future performance.

*Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and are expressed in US$.

(The comparitive index is not adjusted to reflect expenses that the SEC requires to be reflected in the funnd's performance.)

        ---------------------------------------------------------------
        Average Annual Total Returns for Periods ended December 31, 2001
                                                  Since
                                                  Inception
                  1 Year    5 Years   10 Years    07/06/90
                 -------    -------    -------    --------
                 (29.17%)    1.47%     6.14%      5.63%

        Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

        ----------------------------------------------------------------

**On July 6, 1990 Vontobel USA Inc. became the Investment Advisor to the Fund and the Fund's investment objective was changed. Previous periods during which the Fund was advised by other Investment Advisors are not shown in the graph.

Vontobel International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001


Number of shares  Security Description                           Market Value
----------------  -----------------------                        --------------
                  Common Stock:                      101.02%

                  Australia:                           0.92%
     146,100      Telstra Corporation (Diversified
                    Telecom Services)                                $406,810
                                                                     --------

                  Belgium:                             2.01%
      18,100      Dexia (Banks)                                       260,966
      24,400      Fortis(Diversified Financials)                      631,936
                                                                     --------
                                                                      892,902
                                                                     --------

                  Denmark:                             1.68%
      13,380      H Lundbeck AS (Pharmaceuticals)                     344,404
       9,800      Novo-Nordisk AS Class B (Pharmaceuticals)           400,673
                                                                     --------
                                                                      745,077
                                                                     --------

                  France:                             13.17%
      13,260      Altran Technologies SA (IT Consulting
                   & Services)                                        598,921
      26,300      AXA SA* (Insurance)                                 549,362
      24,595      CFIP CWO3 CAP Gemini WTS 3/31/03 (IT
                   Consulting Services)                                10,069
      14,195      CGIP (Industrial Conglomerate)                      473,758
       3,709      Hermes International (Textile & Apparel)            571,075
      12,100      Lagardere SCA ORD (Media)                           506,143
       3,800      Pinault Printemps Redoute (Multi-Line Retail)       489,037
       7,500      Societe Generale A (Banking)                        419,524
      15,350      Suez Lyonnaise Des Eaux (Multi-Utilities)           464,491
      24,300      Television Franca TF-1 (Media)                      613,991
       4,600      Total SA ELF (Oil & Gas)                            656,678
       8,361      Vinci (Construction & Engineering)                  490,009
                                                                    ---------
                                                                    5,843,058
                                                                    ---------

                  Germany:                             5.91%
      1,699       Alliance AG (Insurance)                             401,465
     12,875       Altana AG (Pharmaceuticals)                         640,544
      6,200       Deutsche Bank Reg (Banks)                           437,577
      2,500       Henkel KGAA Bearer (Chemicals)                      127,938
      5,300       Henkel KGAA PFD (Chemicals)                         297,171
         88       Munchener Ruckversicherung Wts 6/03/02*
                         (Insurance)                                    5,522
      2,605       Munchener Ruckversicherung* (Insurance)             710,225
                                                                    ---------
                                                                    2,620,442
                                                                    ---------

                  Great Britain:                       20.71%
     35,000       Abbey National (Banks)                              498,671
     29,956       Amvescap PLC (Diversified Financials)               431,595
     10,600       Astrazeneca Group PLC (Pharmaceuticals)             477,427
     76,800       BP PLC (Oil & Gas)                                  596,241
    127,580       Capita Group PLC (Commerical Services
                   & Supplies)                                        909,326
     71,400       Compass Group PLC* (Hotels, Restaurants
                   & Leisure)                                         534,595
     40,300       Diago PLC New (Beverages)                           459,933
     96,800       Dixons Group New Shs (Specialty Retail)             330,722
     61,300       Lloyds TSB Group Ord (Banking)                      664,842
     43,086       Logica PLC (IT Consulting & Services)               400,900
    125,419       Rentokil Initial PLC* (Commercial
                   Services & Supplies)                               503,260
     37,800       Royal Bank of Scotland Group ORD (Banking)          918,856
     80,000       Royal Bank of Scotland Group PLC* (Banking)          91,593
    129,900       Sage Group ORD (Software)                           431,534
     29,769       Scottish & Southern Energy PLC (Electric
                   Utilities)                                         264,006
    345,129       Vodafone Group PLC (Wireless Telecom Services)      901,924
     69,600       WPP Group (Media)                                   769,029
                                                                    ---------
                                                                    9,184,454
                                                                    ---------

                  Hong Kong:                            2.23%
     64,100       Dah Sing Financial Services (Banking)               303,330
     71,000       Hutchison Whampoa (Diversified Financials)          687,442
                                                                     --------
                                                                      990,772
                                                                     --------
                  Ireland:                              3.13%
     43,506       Allied Irish Banks (Banking)                        503,364
     22,000       CRH.L (Construction Materials)                      386,705
     11,100       Elan Corp ADR (Pharmaceuticals)                     500,166
                                                                     --------
                                                                    1,390,235
                                                                    ---------
                  Italy:                                5.52%
     37,400       Eni SPA (Oil & Gas)                                 468,667
     42,427       Gruppo Bancario Crdt Romagnolo (Banks)              649,095
    177,104       Parmalat Finanziaria SPA (Food Products)            477,596
    238,600       Pirelli SPA (Auto Components)                       418,337
     81,600       Telecom Italia SPA (Wireless Telecom Services)      435,744
                                                                    ---------
                                                                    2,449,439
                                                                    ---------
                  Japan:                               19.34%
      6,100       Aiful Corp (Diversified Financials)                 394,840
     25,000       Banyu Pharmaceticals Co (Pharmaceuticals)           372,109
     10,100       Benesse Corporation (Commercial Services
                   & Supplies)                                        262,118
     10,100       Canon Inc. (Office Electronics)                     347,691
      3,800       Fast Retailing (Specialty Retail)                   338,203
     10,400       Honda Motor Co (Automobiles)                        415,174
      8,900       Hoya Co (Healthcare Equipment  & Supplies)          531,921
      2,600       Keyence Corp (Electronic Equipment
                   & Instruments)                                     432,440
     18,200       Meitec Corp (IT Consulting & Services)              444,546
      3,200       Nintendo Co  Ltd (Leisure Equipment
                   & Products)                                        560,568
      1,110       Nippon Television Network (Media)                   236,471
     43,300       Nomura Securities Co Ltd. (Diversified
                    Financials)                                       555,255
         57       NTT Docomo Inc. (Wireless Telecom)                  670,025
      4,000       Rohm Co Ltd (Semi-conductor Equipment
                   & Instruments)                                     519,350
      8,800       Secom Co (Commercial Services & Supplies)           441,982
      9,600       Shin-Etsu Chemical Co (Chemicals)                   345,134
     21,000       Takeda Chemical Industries (Pharmaceuticals)        950,538
     27,000       Tokyo Broadcasting System, Inc. (Media)             410,122
     61,000       Yasuda Fire & Marine Insurance (Insurance)          349,210
                                                                    ---------
                                                                    8,577,697
                                                                    ---------
                  Netherlands:                           7.92%
     32,562       Aegon NV (Insurance)                                880,998
     17,500       ASM Lithography Holdings NV* (Semi-Conductor
                   Equipment & Products)                              304,024
     31,100       European Aero Defense (Aerospace & Defense)         377,542
     10,800       Heineken Holdings NV  (Beverages)                   307,584
      8,125       Heineken NV* (Beverages)                            307,979
     10,637       IHC Caland NV (Machinery)                           497,014
     10,900       Philips Electronics NV* (Household Durables)        323,819
      8,800       Unilever NV* (Food Products)                        515,737
                                                                     --------
                                                                    3,514,697
                                                                    ---------
                  Singapore:                            1.20%
     29,000       Singapore Press Holdings New Shares (Media)         342,377
     26,100       Venture Manufacturing (Electronic Equipment
                   & Instruments)                                     187,994
                                                                     --------
                                                                      530,371
                                                                     --------
                  Spain:                                3.52%
     24,500       Banco Santander ADR (Banking)                       203,350
     40,500       Indra Sistemas SA New (IT Consulting
                   & Services)                                        343,148
     21,308       Grupo Dragados SA (Construction
                   Engineering)                                       285,031
     24,300       Banco Santandre Central Hispano (Banking)           203,510
     16,000       Banco Popular Espanol (Banking)                     525,171
                                                                    ---------
                                                                    1,560,210
                                                                    ---------

                  Sweden:                               3.27%
     24,660       Assa Abloy Series 'B' (Building Products)           356,174
     51,000       Ericsson LM B Shares (Communications
                   Equipment)                                         278,059
     19,400       Hennes & Mauritz B (Specialty Retail)               402,674
     18,791       Modern Times Group AB (Media)                       415,197
                                                                    ---------
                                                                    1,452,104
                                                                    ---------
                  Switzerland:                         10.49%
     12,350       Credit Suisse Group (Banking)                       526,799
      1,399       Geberit AG Reg (Building Products)                  313,127
      9,313       Logitech International (Computers
                   & Peripherals)                                     340,863
      2,670       Nestle AG (Food Products)                           569,454
     22,100       Novartis AG Registered (Pharmaceuticals)            798,891
     12,200       Phonak Holdings AG (Health Care Equipment
                   & Supplies)                                        279,311
      1,840       Rieter Holding AG (Machinery)                       387,999
      3,150       Rocher Holdings AG (Pharmaceuticals)                258,103
        900       Swisscom AG (Diversified Telecom Services)          249,428
      7,812       Swiss Reinsurance (Insurance)                       786,001
  1,000,000       Z Canton CW01 Credit Suisse WTS* (Banking)            6,025
    400,000       Z Canton CW02 Credit Suisse WTS* (Banking)          134,956
                                                                    ---------
                                                                    4,650,957
                                                                    ---------

                  Total Investments:
                  (Cost:  $42,005,364)**             101.02%        44,809,225
                  Other assets, net                   (1.02%)         (452,853)
                                                    --------       ------------
                  Net Assets                         100.00%       $44,356,372
                                                    ========       ============

*  Non-income producing
** Cost for Federal income tax purposes is $42,005,364 and net unrealized appreciation consists of:

                  Gross unrealized appreciation               $6,940,181
                  Gross unrealized depreciation               (4,136,320)
                                                             ------------
                  Net unrealized appreciation                 $2,803,861
                                                             ============

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
DECEMBER 31, 2001
INDUSTRY PERCENTAGE BASED ON NET ASSETS

-------------------------------------------------------------------------------

Aeorspace & Defense                                   0.85%
Auto Components                                       0.94%
Automobiles                                           0.94%
Banking                                              14.31%
Beverages                                             2.41%
Building Products                                     1.51%
Chemicals                                             1.74%
Commercial Services & Supplies                        4.77%
Communication Equipment                               0.63%
Computers & Peripherals                               0.77%
Conglomerate                                          1.07%
Construction & Engineering                            1.75%
Construction Materials                                0.87%
Diversified Financials                                6.09%
Diversified Telecom Services                          0.56%
Electric Utilities                                    0.60%
Electronic Equipment & Instruments                    1.40%
Food Products                                         3.52%
Healthcare Equipment & Supplies                       1.83%
"Hotels, Restaurants & Leisure"                       1.21%
Household Durables                                    0.73%
Insurance                                             8.30%
IT Consulting & Services                              4.05%
Leisure Equipment & Products                          1.26%
Machinery                                             2.00%
Media                                                 7.42%
Multi-Line Retail                                     1.10%
Multi-Utilities                                       1.05%
Office Electronics                                    0.78%
Oil & Gas                                             3.88%
Pharmaceuticals                                      10.69%
Software                                              1.86%
Semi-conductor Equipment & Instruments                0.97%
Specialty Retail                                      2.42%
Telecom Services                                      0.92%
Textile & Apparel                                     1.29%
Wireless Telecom Services                             4.53%
                                                    --------
                                                    101.02%
Other assets, net                                    -1.02%
                                                    --------
Net assets                                          100.00%

VONTOBEL INTERNATIONAL EQUITY FUND
DECEMBER 31, 2001
INDUSTRY PERCENTAGE BASED ON NET ASSETS

------------------------------------------------------------------------------

Vontobel International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

------------------------------------------------------------------------------

Assets
 Investments at value (identified
 cost of $42,005,364) (Notes 1 & 4)                                $44,809,225
 Receivables:
   Investments sold                                    $1,224,713
   Capital stock sold                                       1,880
   Dividends                                              125,905
   Forward currency contracts - open (Note 1 E)            71,818
                                                       ----------
                                                                     1,424,316
 Other assets                                                           18,561
                                                                    ----------
Total Assets                                                        46,252,102
                                                                    ----------
Liabilities

 Bank overdraft                                                      1,494,615
  Payables:
    Capital stock redeemed                                194,333
    Forward currency contracts - closed                   115,113
    Investment management fees                             39,497
                                                        ---------
                                                                       348,943
  Accrued expenses                                                      52,172
                                                                     ---------
Total Liabilities                                                    1,895,730
                                                                     ---------
Net Assets                                                         $44,356,372
                                                                   ===========

Net Asset Value, Offering and Redemption Price Per Share
  ($44,356,372 / 3,443,852 shares outstanding)                           12.88
                                                                        ======

At December 31, 2001 there were 50,000,000  shares  of $.01  par value stock authorized and the components of net assets are:
 Paid in capital                                                   $57,321,331
 Accumulated net realized loss on investment
   and foreign currency transactions                               (15,726,917)
 Net unrealized appreciation on investments
   and currency transactions                                         2,761,958
                                                                   -----------

 Net Assets                                                        $44,356,372
                                                                   ===========


See Notes to Financial Statements

Vontobel International Equity Fund

STATEMENT OF OPERATIONS
YEAR ENDING DECEMBER 31, 2001

-------------------------------------------------------------------------------

Investment Income

Income:
  Dividend (Net of foreign tax withheld of $179,738)   $1,225,395
  Interest                                                 44,919
                                                       ----------
  Total income                                                      $1,270,314
                                                                    ----------
Expenses:
  Investment management fees (Note 3)                     830,594
  Recordkeeping and administrative services (Note 3)      169,350
  Custodian and accounting fees (Note 4)                  290,892
  Shareholder servicing and reports (Note 3)               63,482
  Transfer agent fees (Note 3)                             79,429
  Legal and audit fees                                     54,196
  Filing and registration fees (Note 3)                    29,784
  Other                                                    83,629
                                                         --------
  Total expenses                                                     1,601,356
  Custody credits (Note 4)                                              (9,758)
                                                                     ---------
  Expenses, net                                                      1,591,598
                                                                     ---------

  Net investment loss                                                (321,284)
                                                                      --------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

  Net realized loss on investments                                 (15,726,917)
  Net realized gain on foreign currency
   conversions and forward currency contracts                        1,343,818
  Change in unrealized appreciation on investments
   and foreign currencies                                          (19,098,800)
                                                                   ------------
  Net loss on investments                                          (33,481,899)
                                                                   ------------

  Net decrease in net assets resulting from operations            $(33,803,183)
                                                                  =============

See Notes to Financial Statements

Vontobel International Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------

                                                      Years ended December 31,
                                                      2001                2000
OPERATIONS
 Net investment income (loss)                      $(321,284)        $(237,220)
 Net realized gain (loss) on investments
     and foreign currency transactions           (14,383,099)        29,430,181
 Change in unrealized appreciation
     of investments and currencies               (19,098,800)       (63,282,180)
                                                 ------------       ------------
 Net decrease in net assets resulting
     from operations                             (33,803,183)       (34,089,219)

DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 5)
Net investment income ($0.12 and $0.08 per
 share, respectively)                               (430,460)          (627,211)
Net realized gain from investment transactions
 ($0.35 and $3.74 per share, respectively)        (1,296,677)       (27,918,360)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets
     resulting from capital share transactions*  (53,346,359)         3,330,550
                                                 -------------      ------------
 Net decrease in net assets                      (88,876,679)       (59,304,240)
 Net assets at beginning of year                 133,233,051        192,537,291
                                                 -------------      ------------

NET ASSETS at end of year                        $44,356,372       $133,233,051
                                                 =============     =============

*A summary of capital share transactions follows:

                                         Years ended December 31,
                                    2001                          2000
                                -------------                -------------
                           Shares          Value         Shares        Value
                           ------          ------        ------        ------
Shares sold                2,696,927    $38,009,894     4,117,828   $98,565,885
Shares reinvested from
 distributions               152,544      1,585,926     1,490,175    27,463,940
Shares redeemed           (6,470,365)   (92,942,179)   (5,416,532) (122,699,275)
                          -----------   ------------   -----------  ------------
Net increase (decrease)   (3,620,894)   (53,346,359)      191,471    $3,330,550
                          ===========   ============    ==========  ============

See Notes to Financial Statements

Vontobel International Equity Fund

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

-------------------------------------------------------------------------------

                                        Years ended December 31,
                                        ------------------------
                            2001       2000      1999       1998      1997
                           ------     ------    -------    -------   -------
Per Share Operating
 Performance
Net asset value,
 beginning of year        $18.86     $28.01     $20.18     $18.15     $18.22
                          ------     ------     ------     ------     -------
Income from investment
   operations-
   Net investment
    income (loss)         (0.10)     (0.03)(1)    0.06       0.01      (0.03)
   Net realized and
    Unrealized gain
    (loss) on
    investments           (5.41)      (5.30)      9.07       2.98       1.74
                          ------      ------     ------     ------     ------
Total from investment
  operations              (5.51)      (5.33)      9.13       2.99       1.71
                          ------      ------     ------     ------     ------
Less distributions-
   Distributions from
   net investment
   income                 (0.12)      (0.08)     (0.05)       -           -
   Distributions from
    realized gains        (0.35)      (3.74)     (1.25)     (0.96)     (1.78)
                          ------      ------     ------     ------     -------
Total distributions       (0.47)      (3.82)     (1.30)     (0.96)     (1.78)
                          ------      ------     ------     ------     -------
Net asset value, end
   of year               $12.88       $18.86    $28.01      $20.18     $18.15
                         =======      ======    =======     =======    =======
Total Return             (29.22%)     (18.70%)   46.52%      16.77%      9.19%

Ratios/Supplemental Data
Net assets, end of
  year (000's)           $44,356     $133,233   $192,537   $161,933   $160,821
Ratio to average net assets-
  Expenses (A)             1.89%       1.39%      1.28%      1.40%      1.56%
  Expenses-net (B)         1.88%       1.38%      1.27%      1.36%      1.50%
  Net investment
   income (loss)          (0.38%)     (0.15%)     0.03%      0.06%     (0.17%)

Portfolio turnover rate    92.39%     69.12%      37.91%    41.51%      38.45%

     (A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

     (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. See Note 2 to the financial statements. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding

See Notes to Financial Statements

Vontobel International Equity Fund

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2001

-------------------------------------------------------------------------------

     NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Vontobel International Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe and the Pacific Basin.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards available to offset future capital gains, if any, of $14,139,027 which expires in 2009. As of December 31, 2001 the Fund has a post-October capital loss deferral of $1,587,890 which will be recognized in the following tax year.

     C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

     D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA Inc. ("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Fund had the following forward currency contract outstanding at December 31, 2001.

     Contracts to Sell
        Unrealized
     Foreign Currency
     ----------------          In Exchange for     Settlement Date
        Gain (Loss)
     ----------------          ----------------    ---------------
     260,000,000 Japanese Yen  U.S. $2,073,696     06/14/02            $71,818

     F. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NOTE 2- CHANGE IN ACCOUNTING PRINCIPLE - As required effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began crediting redemption fees to paid in capital. Prior to January 1, 2001 the Fund used redemption fees to reduce operating expenses. The cumulative effect of the accounting change had no impact on total net assets of the Fund. However, the net expense ratio for the year ended December 31, 2001 increased by .13% as a result of the change.

     NOTE 3-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $187,172 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $47,250 for its services for the year ended December 31, 2001.

     To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than three months. Such fees amounted to $107,464, for the year ended December 31, 2001, and are recorded as an increase to paid in capital.

     Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

     NOTE 4-INVESTMENTS/CUSTODY-Purchases and sells of securities other than short-term notes aggregated $76,806,127 and $127,179,575, respectively. The custodian has provided credits in the amount of $9,758, against custodian and accounting charges based on credits on cash balances of the Fund.

     NOTE 5-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL-Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

The tax character of distributions paid during 2001 and 2000 was as follows:

  Distributions paid from:                   2001               2000
                                            -----              -----
   Ordinary income                    $   430,460           $ 1,126,950
   Long term capital gain               1,296,677            27,418,621
                                      ------------        -------------
                                       $1,727,137         $  28,545,571
                                      ============       ==============


     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward              $(14,139,027)
Unrealized appreciation                   1,174,068
                                       -------------
                                       $(12,964,959)
                                       =============

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Vontobel International Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Equity Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 18, 2002

VONTOBEL EASTERN EUROPEAN EQUITY FUND
ANNUAL REPORT 2001

-------------------------------------------------------------------------------

Dear Shareholders:

     The Vontobel Eastern European Equity Fund declined 8.1 percent during 2001, underperforming 0.8 percent the Nomura Central & East European Index, which lost
7.3 percent. The region's equity markets performed better than developed markets when we compare it against the NASDAQ's performance of -19.5 percent or the S&P 500's performance of -12 percent. Central European markets were hit particularly hard by the continuing devastation in the telecom sector parallel with international trends, accounting for one-third or more of the market capitalization of Hungary, Poland and the Czech Republic. Gas & Oil proved to be the best performing sector in 2001 with a 37 percent return, the Banking sector followed with 22 percent. The fourth largest sector in our universe, Pharmaceuticals, produced a negative 5 percent return for the year.

     Russia was the region's only major market to post positive year-to-date performance. High oil prices during the beginning of the year and the re-rating process of the country were both fortuitous circumstances that influenced Russia's strong performance of 59.3 percent YTD. The major catalyst for the Russian equity market's rise was the ongoing reform process. Current measures before the Duma include revisions to the land code, banking reform, judicial reform and reductions in the corporate tax rate. The government's commitment to changes in corporate governance also buoyed investor sentiment. Corporate governance also improved during 2001. For example, the Board of Gazprom, the state-controlled gas monopoly, dismissed CEO, Rem Vyakhirev based on suspicions of corruption and insider dealing. Alexei Miller, a close ally of President Vladimir Putin, replaced him. The country became a less risky market for investors which became evident when the Russian EMBI spread was reduced from 12 percent to 6 percent by the end of the year; a driving force behind the re-rating process.

     The Hungarian market generated a negative 9.3 percent performance for the year-ending 2001. Regrettably, Hungary was the strongest performer among Central European countries. Matav, the local telecom company drove the Hungarian market down with a negative 16 percent return. Mol, the oil & gas company, suffered from the losses from its natural gas business. However, lower crude oil prices and a stronger Euro helped Mol's performance in the fourth quarter. Thanks to the Central Bank's successful move to a floating exchange rate (+/- 15 percent deviation to the Euro) and a lower than expected deficit in the current account of the country's balance of payments, the Hungarian forint performed well and helped the local banking sector. The major beneficiary of this process was OTP, the largest retail bank of the country, which came out ahead with 13 percent return for the year.

     Facing high unemployment rates, declining industrial production, and growing budget deficits in the country's balance of payments and domestic accounts, the Polish market fell 21.9 percent during 2001. The Zloty remained strong against both the US dollar and the Euro, escalating pressure on exporters. Despite poor economic conditions, the Central Bank did not cut interest rates aggressively and real interest rates remained around 7-8 percent. The Polish market's largest stock, TPSA (telecom operator) suffered the most plummeting by 44 percent last year. Market activity centered mostly on Polish banks, where we could see an example of good profitability or a restructuring process.

     The Czech market posted a loss of 15.1 percent last year. The Czech market was moved most by privatization issues during that year. During the second quarter of 2001 the government sold its 60 percent stake in Komercni Banka to the French bank Societe Generale, which outbid Italy's Unicredito, the preferred bidder due to its experience in Poland and Croatia, and Germany's Hypovereinsbank. We trimmed our position in Komercni Banka to realize some capital gains prior to the announcement of the tender offer winner by the Czech Government. The Unipetrol privatization was not beneficial for minority investors, because the government sold the company to local Czech financial investors and not to a strategic investor. The privatization of Cesky Telekom and CEZ were delayed several times, today there is still no clear decision.

     We expect 2002 to be a good year for the Central and Eastern European countries that are generally less affected by the slowdown of the world economy. We expect healthy GDP growth to continue and anticipate that these markets could beat the developed markets again. The slowdown of economic growth in the world economy reduces the demand for oil and other commodities. Therefore we are concerned whether the strong equity market rally will continue in Russia to the same extent as it did last year. Nevertheless, our view remains positive about Russia as the reform process and the re-rating of the country continues. Our core Central and Eastern European markets should maintain relatively stable economic growth rates while the EU convergence story may attract investors again. We view these markets as being undervalued and expect macroeconomic indicators to improve, making these markets more and more attractive.


Gunter Faschang, Fund Manager
January 2002

COMPARRISON OF $10,000 INVESTMENT IN
VONTOBEL EASTEN EUROPEAN EQUITY FUND VS. NRI COMPOSITE-11*


------------------------------------------------------------------------------
(begin graph here)
                           Vontobel
                       Eastern European                 NRI
Date                     Equity Find                    Composite
--------                ---------------                 -----------
2/15/96                 10,000                          10,000
12/31/96                14,890                          13,476
12/31/97                16,191                          13,571
12/31/98                 8,642                          10,607
12/31/99                 9,895                          12,358
12/31/00                 8,164                          11,061
12/31/01                 7,559                          10,278

(end graph here)
------------------------------------------------------------------------------

Past performance is not predictive of future performance

*Nomura Research Institute's Composite-11 index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Lativa, Lithuania and Russia. Returns do not include dividends and are expressed in US$.

(The comparitive index is not adjusted to reflect expenses that the SEC requires to be reflected in the fund's performance.)

        --------------------------------------------------------------
       Average Annual Total Returns for periods ended December 31, 2001

          1 Year          3 Years         Since inception 02/15/96
          ------          --------       -------------------------

          (7.41%)          (12.68%)             (4.65%)

 Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
        --------------------------------------------------------------

Vontobel Eastern European Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001

Number of                                                             Market
Shares            Security Description                                Value
----------        --------------------------                      ------------
                  Common Stocks:                     98.71%

                  Austria:                            0.27%
   3,700          S&T System Intergration (Computer Software)          $41,162
                                                                       -------

                  Croatia:                            2.77%
  40,300          Pliva D D GDR  (Medical-Drugs)                       417,105
                                                                       --------

                  Czech Republic:                    12.33%
   7,000          Ceska Sporitelna (Banking)                            57,788
 167,000          Ceske Energticke Zavody AS CEZ (Utilities)           361,770
  27,000          Ceske Radiokomunikace AS (Telecom Services)          268,810
  15,000          Cesky Telecom AS Sponsored GDR Reg S
                     (Telecom Services)                                148,500
  10,000          Komercni Banka (Banking)                             289,586
  35,300          Komercni Banka AS Sponsored ADR* (Banking)           328,290
 310,000          Unipetrol (Petrochemicals)                           402,755
                                                                       --------
                                                                     1,857,499
                                                                     ----------

                  Estonia:                            1.52%
  19,000          As Eesti Telekom Reg Sponsored GDR
                      (Telecommunications)                             228,950
1,206,800         Britannic Group PLC* (Natural Resources)                   0
                                                                       --------
                                                                       228,950
                                                                       --------
                  Hungary:                           31.05%
   30,355         Danubus Hotel & Spahuf   (Hotels)                    385,386
   13,400         Delmagyarorszagi Aramsz Sponsored GDR
                      (Utilities-Electric)                              92,125
    9,400         Demasz Rt (Electricity Distributor)                  328,276
   10,450         Egis Gyogysergyar  (Medical-Drugs)                   399,159
    2,940         Gedeon Richter Ltd GDR Reg S (Medical Drugs)         160,230
   42,527         Magyar Olay Es Gazipari RT (Oil and Gas)             768,886
   38,200         Matav RT ADR (Telecommunications)                    649,018
   10,000         Mezogep Rt (Auto-Trucks)                              58,205
   12,000         MOL Magyar Olay GDR Reg S (Oil & Gas)                216,600
   18,500         North American Bus Industries * (Auto-Trucks)        247,663
    1,800         OPT Bank (Banking)                                   108,043
   10,000         OTP Bank GDR Reg S (Banking)                         600,000
   36,747         Pannonplast Muanyagipari (Construction
                      Materials)                                       347,565
   10,000         Raba Magyar Wagon (Auto-Trucks)                       55,295
    4,800         Richter Gedeon Vegyeszeti (Medical Drugs)            262,796
                                                                      --------
                                                                     4,679,247
                                                                     ---------

                  Poland:                            31.16%
    2,000         Agora GDR Reg S* (Media)                              25,100
   10,300         Bank Polska Kasa Opieki* (Banking)                   207,559
   18,200         Bank Polska Kasa Opieki* SA/USD (Banking)            364,000
    8,000         Bank Rozwoju Eksportu SA (Banking)                   238,083
   23,772         Bank Zachodni Wbk (Banking)                          299,773
   18,000         Budimex SA (Construction)                            111,223
   62,538         Elektrim SA* (Engineering)                           141,164
   20,000         KGHM Polska Midez SA  (Metals)                        65,577
   69,300         KGHM Polska Miedz GDR  (Metals)                      450,450
    2,766         Mostostal Warzawa SA*  (Construction)                  4,779
   75,000         Mostostal Zabrze-Holding SA* (Construction)          126,734
    3,251         Optimus SA D Shares (Computer Software)               37,061
   96,700         Polski Koncern Nafto GDR (Oil and Gas)               913,815
   12,900         Powszechny Bank Kredytowy  (Banking)                 369,269
    8,200         Powszechny Bank Kredy GDR (Banking)                  217,300
   14,000         Prokom Software SA GDR Reg S* (Computer
                        Software)                                      193,200
   30,000         Telekomunikacja Polska SA (Telecommunications)       105,927
  149,500         Telekomunikacja Polska SA GDR*
                        (Telecommunications)                           523,250
   25,926         Zakalady Metali Lekkich * (Manufacturing)            302,089
                                                                      --------
                                                                     4,696,353
                                                                     ---------

                  Russia:                            16.13%
   23,000         Cores Russian CTFS YAR Telecom
                        (Telecommunications)                            17,250
   19,000         Lukoil Oil Co Sponsored ADR (Oil and Gas)            935,750
  121,900         Mosenergo Sponsored ADR (Electric-Integrated)        487,600
    7,000         RAO Gazprom Sponsored ADR Reg S  (Oil and Gas)        69,125
    6,100         RAO Unified Energy System ADR
                         (Electric-Distribution)                        95,160
   37,000         Surgutneftegaz Sponsored ADR  (Oil and Gas) 573,500
   16,600         Tatneft Sponsored ADR Reg S (Oil and Gas)            171,312
    3,100         Vimpel Communications Sponsored ADR*
                          (Telecommunications)                          80,755
                                                                       -------
                                                                     2,430,452
                                                                     ---------

                  Slovakia:                           3.48%
   16,800         Slovnaft AS (Oil and Gas)                            297,116
  125,000         Slovakofarma (Medical Drugs)                         228,125
                                                                      --------
                                                                       525,241
                                                                      --------

                  Total Investments
                  (Cost:  $18,378,452) **               98.71%     $14,876,009
                  Other assets, net                      1.29%         194,091
                                                       --------    ------------
                  Net Assets                           100.00%     $15,070,100
                                                       ========    ============


*  Non-income producing
** Cost for Federal income tax purposes is $18,378,452 and net unrealized depreciation consists of:

                  Gross unrealized appreciation                     $1,043,991
                  Gross unrealized depreciation                     (4,546,434)
                                                                   ------------
                  Net unrealized depreciation                      $(3,502,443)
                                                                   ============

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.
GDR--Security represented is held by the custodian bank in the form of Global Depositary Receipts.
GDS--Security represented is held by the custodian bank in the form of Global Depositary Shares.

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
DECEMBER 31, 2001
INDUSTRY PERCENTAGE BASED ON NET ASSETS

---------------------------------------------

Auto- Trucks                            2.40%
Banking                                20.44%
Computer Software                       1.80%
Construction                            1.61%
Construction Materials                  2.31%
Electric- Distribution                  0.63%
Electric- Integrated                    3.24%
Electricity Distributor                 2.18%
Engineering                             0.94%
Hotels                                  2.55%
Manufacturing                           2.00%
Media                                   0.17%
Medical- Drugs                          9.74%
Metals                                  3.42%
Natural Resources                       0.00%
Oil and Gas                            26.18%
Petrochemicals                          2.67%
Telecom Services                        2.77%
Telecommunications                     10.65%
Utilities                               2.40%
Utilities- Electric                     0.61%
                                     --------
                                       98.71%
Other Assets, net                       1.29%
                                     --------
Net Assets                            100.00%
                                     ========

Vontobel Eastern European Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

------------------------------------------------------------------------------

Assets
 Investments at value (identified
   cost of $18,378,452) (Notes 1 & 4)                              $14,876,009

Cash (including foreign currencies at value)                            32,599
 Receivables:
   Capital stock sold                                  $39,758
   Securities sold                                     117,207
   Dividends                                           102,367
                                                      ---------
                                                                       259,332
   Other assets                                                          3,401
                                                                      ---------
Total Assets                                                        15,171,341
                                                                    -----------
Liabilities
 Payables:
   Capital stock redeemed                               42,359
   Investment management fees                           16,020
                                                       --------
                                                                        58,379
  Accrued expenses                                                      42,862
                                                                      ---------
Total Liabilities                                                      101,241
                                                                      ---------
Net Assets                                                         $15,070,100
                                                                   ============

Net Asset Value, Offering and Redemption Price Per Share
($15,070,100 / 2,115,241 shares outstanding)                             $7.12
                                                                        =======

At December 31, 2001 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:


  Paid in capital                                                   $67,773,341
  Net unrealized loss on investments and
    foreign currency transactions                                    (3,503,492)
  Accumulated net realized loss on investments                      (49,199,749)
                                                                   ------------

  Net Assets                                                        $15,070,100
                                                                   ============

Vontobel Eastern European Equity Fund

STATEMENT OF OPERATIONS
YEAR ENDING DECEMBER 31, 2001

------------------------------------------------------------------------------
Investment Income
Income:
 Dividend (Net of foreign tax withheld of $ 48,023)                    $382,223
                                                                      ---------

Expenses:
    Investment management fees (Note 3)                       $196,572
    Recordkeeping and administrative services (Note 3)          31,452
    Custodian and accounting fees (Note 4)                      82,972
    Transfer agent fees (Note 3)                               111,013
    Shareholder servicing and reports (Note 3)                  77,559
    Legal and audit fees                                        25,081
    Filing and registration fees (Note 3)                       18,960
    Organizational costs                                         1,808
    Other                                                          197
                                                             ---------

Total expenses                                                         545,614
    Custody credits (Note 4)                                           (13,139)
                                                                       --------
    Expenses, net                                                      532,475
                                                                       --------
Net investment loss                                                   (150,252)
                                                                      ---------

Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currencies
  Net realized loss on investments                                  (4,465,573)
  Net realized loss on foreign currency conversions                     (4,789)
  Net change in unrealized depreciation of investments
   and foreign currencies                                            2,988,557
                                                                    -----------
  Net loss on investments                                           (1,481,805)
                                                                    -----------

  Net decrease in net assets resulting from operations             $(1,632,057)
                                                                   ============

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------
                                                    Years ended December 31,
                                                    ------------------------
                                                     2001              2000
                                                 -------------    -------------
OPERATIONS
  Net investment loss                             $(150,252)        $(516,586)
  Net realized gain (loss) on investments and
      foreign currency transactions              (4,470,362)        1,682,162
  Change in unrealized loss of investments and
      foreign currencies                          2,988,557        (5,555,250)
                                                 -------------    -------------
  Net decrease in net assets resulting from
         operations                              (1,632,057)       (4,389,674)
          -                 -

CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets resulting from
      capital share transactions*                (2,530,185)      (10,022,008)
                                                 -------------    -------------
  Net decrease in net assets                     (4,162,242)      (14,411,682)
  Net assets at beginning of year                19,232,342        33,644,024
                                                 -------------    -------------

NET ASSETS at end of year                        $15,070,100      $19,232,342
                                                 =============    =============

*A summary of capital share transactions follows:

                                               Years ended December 31,
                                               ------------------------
                                       2001                      2000
                              -------------------------------------------------
                              Shares        Value          Shares         Value
                              --------     --------       --------     --------
                                -             -              -              -
Shares sold                   451,702   $3,167,700     1,232,004   $12,273,645
Shares redeemed              (835,993)  (5,697,885)   (2,343,332)  (22,295,653)
                              --------   ---------     ---------    ----------
Net decrease                 (384,291) $(2,530,185)   (1,111,328) $(10,022,008)
                              ========   =========     =========    ==========

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

-------------------------------------------------------------------------------


                                              Years ended December 31,
                                      ---------------------------------------
                                      2001     2000    1999    1998     1997
                                     ------   ------  ------  -------  -------
Per Share Operating Performance
Net asset value, beginning of year    $7.69    $9.32   $8.14   $15.25   $14.89
                                     ------   ------  ------  -------  -------
Income from investment operations-
  Net investment loss                 (0.07) (0.21)(1) (0.20)   (0.31)   (0.19)
  Net realized and unrealized
   gain (loss) on investments         (0.50)   (1.42)   1.38    (6.80)    1.47
                                     ------   ------- -------  -------  ------
Total from investment operations      (0.57)   (1.63)   1.18    (7.11)    1.28
                                     ------   ------- -------  -------  ------
Less distributions
  Distributions from realized
    gains on investments                -        -        -        -     (0.92)
                                      -----    ------  ------   ------  ------
Total distributions                     -        -        -        -     (0.92)
                                      -----    ------  ------   ------  ------
Net asset value, end of year          $7.12    $7.69    $9.32    $8.14  $15.25
                                      ======   ======  ======   ======  ======

Total Return                          (7.41%) (17.49%)  14.50%  (46.62%)  8.74%
Ratios/Supplemental Data
Net assets, end of year (000's)      $15,070 $19,232  $33,644  $36,154 $139,408
Ratio to average net assets-
  Expenses (A)                         3.46%   2.81%     3.37%   2.57%    1.94%
  Expenses-net (B)                     3.38%   2.59%     3.26%   2.41%    1.66%
  Net investment loss                 (0.95%) (1.76%)   (2.35%) (1.67%)  (1.30%)
Portfolio turnover rate               71.18%  85.97%   103.80% 135.35%  105.86%

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. See Note 2 to the financial statements. Prior year numbers have not been restated to reflect this change.
(1) Based on average shares outstanding

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2001

     NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Vontobel Eastern European Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located the Eastern Europe.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards, available to offset future capital gains, if any, of $47,422,080 of which $20,327,913 expires in 2006, $18,895,462 expires in 2007, $4,400,101 expires in
2008 and $3,798,604 expires in 2009.

     Additionally the Fund incurred capital losses of $1,777,669 after October 31, 2001 which are deemed, under income tax regulations, to occur in the first day of the fund's next fiscal year (January 1, 2002).

     C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date or when such information is made available to the fund.

     D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     E. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund were amortized over a period of sixty (60) months.

     F. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     NOTE 2- CHANGE IN ACCOUNTING PRINCIPLE - As required effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began crediting redemption fees to paid in capital. Prior to January 1, 2001 the Fund used redemption fees to reduce operating expenses. The cumulative effect of the accounting change had no impact on total net assets of the Fund. However, the net expense ratio for the year ended December 31, 2001 increased by .25% as a result of the change.

     NOTE 3-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$36,796 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $103,172 for its services for the year ended December 31, 2001.

     To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $39,901 for the year ended December 31, 2001, and are recorded as additions to paid in capital.

     Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

     NOTE 4-INVESTMENTS/CUSTODY-Purchases and sells of securities other than short-term notes aggregated $11,257,572 and $13,642,754 respectively. The custodian has provided credits in the amount of $13,139 against custodian and accounting charges based on credits on cash balances of the Fund.

     NOTE 5-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL-Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward               $(47,422,080)
Unrealized depreciation                   (5,281,161)
                                        ---------------
                                        $(52,703,241)

Vontobel Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION
(Unaudited)

Information pertaining to the Directors and Officers of the Company is set forth below. The statement of additional information (the "SAI") includes additional information about the Directors and is available without charge upon request by calling (800) 527-9500.

============================================================================
Name, Address and   Position(s)   Number   Principal             Other
Age(1)              Held With     of       Occupation(s) During  Directorships
                    Company and   Funds    The Past 5  Years     by
                    Tenure        in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                 Funds in
                                                                 the Complex
                                                                 Overseen
----------------------------------------------------------------------------
Interested Directors:
---------------------------------------------------------------------------
John Pasco, III (2) Chairman,     3        Mr. Pasco is          The World
 (56)               Director               Treasurer and         Funds,
                    and                    Director of           Inc.--
                    Treasurer              Commonwealth          8 Funds
                    since                  Shareholder
                    October,               Services, Inc., the
                    1983                   Company's
                                           Administrator, since
                                           1985; President and
                                           Director of Vontobel
                                           Fund Distributors, a
                                           division of First
                                           Dominion Capital
                                           Corp., the Company's
                                           Underwriter;
                                           Director and
                                           Shareholder  of Fund
                                           Services Inc., the
                                           Company's Transfer
                                           and  Disbursing
                                           Agent, since 1987;
                                           and a Shareholder of
                                           Commonwealth Fund
                                           Accounting, Inc.,
                                           which provides
                                           bookkeeping
                                           services.  Mr. Pasco
                                           is also a certified
                                           public accountant.

----------------------------------------------------------------------------
Joseph Mastoloni    Director      3        Mr. Mastoloni has     None
(3)                 since                  served as Compliance
450 Park Avenue     February,              Officer of Vontobel
New York, NY 10022  2001                   USA Inc., a
(38)                                       registered
                                           investment adviser, since May, 1994
                                           and was appointed as Vice President
                                           in July 1999.

----------------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------------
Samuel Boyd,        Director      3        Mr. Boyd has served   The World
Jr.                 since                  as the Manager of     Funds,
                    October,               the Customer          Inc.--
(61)                1983                   Services Operations   8 Funds
                                           and Accounting
                                           Division of the
                                           Potomac  Electric
                                           Power  Company
                                           since  1978.  Mr.
                                           Boyd   is   also  a
                                           certified public
                                           accountant.

----------------------------------------------------------------------------
William E. Poist    Director      3        Mr. Poist has served  The World
                    since                  as a financial and    Funds,
(65)                October,               tax consultant        Inc.--
                    1983                   through his firm      8 Funds
                                           Management
                                           Consulting for
                                           Professionals since
                                           1968.  Mr. Poist is
                                           also a certified
                                           public accountant.

----------------------------------------------------------------------------
Paul M. Dickinson   Director      3        Mr. Dickinson has     The World
                    since July,            served as President   Funds,
(54)                1987                   of Alfred J.          Inc.--
                                           Dickinson, Inc.,      8 Funds
                                           Realtors since April
                                           1971.
----------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------
F. Byron Parker,                  N/A      Mr. Parker has        N/A
Jr.                 Secretary              served as Secretary
                                           of Commonwealth
(59)                                       Shareholder
                                           Services, Inc., the
                                           Company's
                                           Administrator,
                                           since 1986; and as
                                           Secretary of The
                                           World Funds, Inc., a
                                           registered
                                           investment company,
                                           since May 1997.  He
                                           is also a Partner in
                                           the law firm Mustian
                                           & Parker.

----------------------------------------------------------------------------
Edwin D.            Vice          N/A      Mr. Walczak has       N/A
Walczak             President of           served as Senior
450 Park            the Company            Vice President and
Avenue              and                    Portfolio Manager of
New York, NY        President of           Vontobel USA Inc., a
10022               the Vontobel           registered
(48)                U. S. Value            investment adviser,
                    Fund                   since July 1988.

----------------------------------------------------------------------------
Fabrizio            Vice          N/A      Mr. Pierallini has    N/A
Pierallini          President of           served as Senior
450 Park Avenue     the                    Vice President and
New York, NY        Company                Portfolio Manager of
10022               and                    Vontobel USA Inc., a
(43)                President of           registered
                    the Vontobel           investment adviser,
                    International          since April 1994.
                    Equity
                    Fund
----------------------------------------------------------------------------
Gunter Faschang     Vice          N/A      Mr. Faschang began    N/A
450 Park Avenue     President of           his career in
New York, NY        the Company            September 1995 as a
10022               and                    registered trader on
(29)                President of           the floor of the
                    the Vontobel           Frankfurt Stock
                    Eastern                Exchange with Sputz
                    European               AG and
                    Equity Fund            Exco-Bierbaum. In
                                           March 1997 he joined Investmentbank
                                           Austria, Vienna, as a Central
                                           European equity strategist. In
                                           January 1998 Mr. Faschang moved to
                                           Erste Bank, Vienna, as a Central
                                           European equity strategist and sector
                                           analyst for Russian oil stocks, with
                                           responsibility for organizing the
                                           Erste group's Central European
                                           research effort. In March 2000 he was
                                           appointed manager of
                                           Erste-Sparinvest's Danubia Fund. In
                                           July 2001 Mr. Faschang joined
                                           Vontobel Asset Management AG as head
                                           of Eastern European equity management
                                           and research, and was at the same
                                           time appointed a Vice President of
                                           Vontobel USA Inc., a registered
                                           investment adviser.

============================================================================


(1) Unless otherwise indicated, each Director or Officer may be contacted by writing the Director or Officer, c/o
      Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223,
      Richmond, Virginia 23229

(2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because:
      (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

(3) Mr. Mastoloni is considered to be an "interested person" of the Company, as that term is defined in the 1940
      Act.  Mr. Mastoloni is an interested person  because:
      (1) he is an Officer of Vontobel USA, Inc. the investment adviser to the Funds.

     Each Director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

     Mr. Pasco, the Chairman of the Board of the Company, is the President and Director of Vontobel Fund Distributors, a division of First Dominion Capital Corp., the Company's underwriter. Mr. Mastoloni, a Director of the Company, is an officer of Vontobel USA, Inc., the Company's investment adviser. Messrs. Walczak, Pierallini and Faschang, Officers of the Company, are officers of Vontobel USA, Inc., the Company's investment adviser.